UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  December 9, 2005

CNH CAPITAL RECEIVABLES LLC

CNH EQUIPMENT TRUST 2005-B

(Exact Name of Registrant as Specified in its Charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

333-122462	39-1995297
333-122462-02	20-3423974
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,

Route 273, Newark, Delaware 19711

(Address of Principal Executive Offices)   (Zip Code)

(847)735-9200

(302)283-8079

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

In the Prospectus Supplement dated September 8, 2005, issued under Registration Statement No. 333-122462, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2005-B after the addition of the additional receivables.  The third and final subsequent transfer of receivables occurred on December 9, 2005, thus completing the pre-funding period.  Therefore, the Registrant in now supplying the following information:

Composition of the Receivables as of the End of the Pre-Funding Period

Weighted Average Adjusted APR	Aggregate Statistical Contract Value	Number of Receivables	Weighted Average Remaining Term	Weighted Average Original Term	Average Statistical Contract Value
4.96%	$1,159,273,907.73	37,179	49.68 months	52.98 months	$31,180.88

Distribution by Receivable Type of the Receivables Pool as of the End of the Pre-Funding Period

Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Receivable Type	Number of Receivables	Contract Value	Contract Value
Retail Installment Contracts	37,179	$1,159,273,907.73	100.00%

Distribution by Contract Annual Percentage Rate

of the Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Contract APR Range (%)	Number of Receivables	Contract Value	Contract Value
0.000 - 0.999	9,349	$193,969,862.28	16.73%
1.000 - 1.999	1,381	$36,869,090.62	3.18%
2.000 - 2.999	2,971	$80,637,493.75	6.96%
3.000 - 3.999	2,444	$83,180,093.87	7.18%
4.000 - 4.999	3,555	$137,766,048.33	11.88%
5.000 - 5.999	3,668	$142,108,686.34	12.26%
6.000 - 6.999	3,195	$136,026,068.67	11.73%
7.000 - 7.999	3,118	$167,658,698.64	14.46%
8.000 - 8.999	2,571	$90,315,461.33	7.79%
9.000 - 9.999	3,144	$68,287,848.96	5.89%
10.000 - 10.999	773	$11,988,437.14	1.03%
11.000 - 11.999	624	$4,183,037.99	0.36%
12.000 - 12.999	314	$5,277,521.17	0.46%
13.000 - 13.999	38	$644,171.85	0.06%
14.000 - 14.999	25	$189,582.11	0.02%
15.000 - 15.999	9	$171,804.68	0.01%
Total:	37,179	$1,159,273,907.73	100.00%

Distribution by Equipment Type of the

Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Type	Number of Receivables	Contract Value	Contract Value
Agriculture - New	18,982	$513,423,562.72	44.29%
Agriculture - Used	10,042	$295,638,076.33	25.50%
Construction - New	5,873	$260,420,572.14	22.46%
Construction - Used	2,282	$89,791,696.54	7.75%
Total:	37,179	$1,159,273,907.73	100.00%

Distribution by Payment Frequency of the

Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Frequency	Number of Receivables	Contract Value	Contract Value
Annual(1)	14,480	$503,183,901.49	43.41%
Irregularly	1,017	$75,787,872.10	6.54%
Monthly	20,328	$539,715,964.12	46.56%
Quarterly	293	$9,483,908.20	0.82%
Semi-Annually	1,061	$31,102,261.82	2.68%
Total:	37,179	$1,159,273,907.73	100.00%

(1) Approximately 2.22%, 1.00%, 1.87%, 2.04%, 7.38%, 14.07%, 10.78%, 12.72%, 23.40%, 13.61%, 7.04%, 3.87% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.

Distribution by Current Statistical Contract Value of the

Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Statistical Contract Value Range ($)	Number of Receivables	Contract Value	Contract Value
<= 0.00	1	$-3.40	0.00%
0.01 - 5,000.00	2,255	$7,937,252.03	0.68%
5,000.01 - 10,000.00	5,631	$42,340,144.98	3.65%
10,000.01 - 15,000.00	6,336	$79,153,400.90	6.83%
15,000.01 - 20,000.00	5,850	$101,607,121.88	8.76%
20,000.01 - 25,000.00	4,015	$89,427,979.11	7.71%
25,000.01 - 30,000.00	2,509	$68,622,352.07	5.92%
30,000.01 - 35,000.00	1,605	$51,800,779.11	4.47%
35,000.01 - 40,000.00	1,173	$43,833,111.91	3.78%
40,000.01 - 45,000.00	947	$40,118,761.39	3.46%
45,000.01 - 50,000.00	775	$36,718,619.51	3.17%
50,000.01 - 55,000.00	715	$37,416,388.81	3.23%
55,000.01 - 60,000.00	668	$38,333,837.40	3.31%
60,000.01 - 65,000.00	530	$33,086,929.34	2.85%
65,000.01 - 70,000.00	494	$33,233,589.16	2.87%
70,000.01 - 75,000.00	403	$29,170,487.74	2.52%
75,000.01 - 80,000.00	321	$24,836,372.84	2.14%
80,000.01 - 85,000.00	269	$22,148,987.70	1.91%
85,000.01 - 90,000.00	244	$21,308,291.28	1.84%
90,000.01 - 95,000.00	244	$22,544,368.64	1.94%
95,000.01 - 100,000.00	190	$18,493,828.11	1.60%
100,000.01 - 200,000.00	1,694	$226,554,330.55	19.54%
200,000.01 - 300,000.00	225	$53,311,975.85	4.60%
300,000.01 - 400,000.00	45	$15,516,803.47	1.34%
400,000.01 - 500,000.00	24	$10,587,176.68	0.91%
500,000.01 >=	16	$11,171,020.67	0.96%
Total:	37,179	$1,159,273,907.73	100.00%

Geographic Distribution of the

Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
State(2)	Number of Receivables	Contract Value	Contract Value
Alabama	345	$11,356,416.32	0.98%
Alaska	33	$1,353,649.60	0.12%
Arizona	357	$17,621,740.26	1.52%
Arkansas	908	$32,848,767.49	2.83%
California	1,195	$51,783,843.62	4.47%
Colorado	437	$14,977,232.21	1.29%
Connecticut	199	$5,765,195.02	0.50%
Delaware	128	$5,609,621.23	0.48%
Florida	1,073	$39,369,155.76	3.40%
Georgia	998	$27,073,476.54	2.34%
Hawaii	116	$5,577,730.11	0.48%
Idaho	469	$18,174,932.42	1.57%
Illinois	1,729	$65,001,344.52	5.61%
Indiana	1,230	$38,382,309.78	3.31%
Iowa	1,591	$59,503,448.10	5.13%
Kansas	749	$24,630,268.51	2.12%
Kentucky	870	$17,916,992.20	1.55%
Lousiana	543	$17,011,849.83	1.47%
Maine	203	$5,223,823.03	0.45%
Maryland	631	$15,101,546.14	1.30%
Massachusetts	146	$3,941,120.76	0.34%
Michigan	1,140	$27,045,071.33	2.33%
Minnesota	1,838	$57,274,558.89	4.94%
Mississippi	718	$33,794,209.77	2.92%
Missouri	1,227	$36,333,853.09	3.13%
Montana	385	$13,809,370.30	1.19%
Nebraska	911	$34,356,944.11	2.96%
Nevada	148	$6,902,678.62	0.60%
New Hampshire	159	$4,259,416.63	0.37%
New Jersey	362	$11,031,492.86	0.95%
New Mexico	171	$5,277,576.15	0.46%
New York	1,642	$35,458,140.77	3.06%
North Carolina	966	$29,291,757.51	2.53%
North Dakota	929	$32,327,797.15	2.79%
Ohio	1,365	$34,231,962.23	2.95%
Oklahoma	622	$17,172,933.17	1.48%
Oregon	547	$17,961,085.02	1.55%
Pennsylvania	1,350	$30,933,713.84	2.67%

(2) Based upon billing address of the obligors

Rhode Island	17	$522,913.99	0.05%
South Carolina	515	$14,490,355.98	1.25%
South Dakota	1,102	$32,172,261.32	2.78%
Tennessee	974	$28,120,173.05	2.43%
Texas	2,422	$77,002,363.68	6.64%
Utah	214	$6,774,940.78	0.58%
Vermont	217	$5,474,475.20	0.47%
Virginia	978	$23,082,587.57	1.99%
Washington	576	$20,846,698.20	1.80%
West Virginia	199	$5,307,619.52	0.46%
Wisconsin	1,429	$35,550,838.52	3.07%
Wyoming	106	$4,241,655.03	0.37%
Total:	37,179	$1,159,273,907.73	100.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC
(Registrant)

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer

Dated: December 12, 2005
CNH EQUIPMENT TRUST 2005-B
(Co-Registrant)

	By:	CNH Capital America LLC
Administrator of the CNH Equipment Trust
2005-B

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer

Dated: December 12, 2005